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                                                            Exhibit 10.6


                               AEHR TEST SYSTEMS
                                CAPITAL STOCK
                              INVESTMENT AGREEMENT

     THIS AGREEMENT is made as of April 12, 1984 among AEHR TEST SYSTEMS (the "Company") and the persons listed on the Schedule of Purchasers attached hereto as Exhibit A (the "Purchasers").

     1.   PURCHASE AND SALE OF CAPITAL STOCK.

          Subject to the terms hereof, the Company will issue and sell to the Purchasers, and the Purchasers will buy from the Company, the number of shares of the Company's Capital Stock specified opposite each Purchaser's name on the Schedule of Purchasers at a cash purchase price of $8.50 per share (the "Capital Stock") (hereinafter the shares of Capital Stock purchased and sold hereunder shall be referred to, in all and in part, as the "Shares").

     2.   CLOSING, DELIVERY.

          2.1 CLOSING. The closing of the purchase and sale of the Capital Stock (the "Closing") shall be held at the law offices of Wilson, Sonsini, Goodrich & Rosati, P.C., Two Palo Alto Square, Suite 900, Palo Alto, California, at 10:00 A.M. on April 12, 1984, or at such other time and place upon which the Company and the Purchasers shall agree (the "Closing Date").

          2.2 DELIVERY. At the Closing, the Company will deliver to each Purchaser a certificate representing the number of shares of Capital Stock to be purchased by each Purchaser against payment of the purchase price therefor, by check or wire transfer payable to the Company.

     3.   THE COMPANY'S REPRESENTATIONS AND WARRANTIES.

          3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and validly existing under the laws of the State of California and is in good standing as a domestic corporation under the laws of said state. The Company has all requisite corporate power and authority to own and lease property and to conduct its business as presently conducted and as proposed to be conducted in the AEHR TEST Financial Forecast, dated April 2, 1984 (the "Financial Forecast"). The Company is not qualified as a foreign corporation in any other jurisdiction and to the Company's best knowledge is not required to be so qualified.

          3.2 SUBSIDIARIES. The Company has a 50% equity interest in Aehr Test Systems-Japan. The Company has a wholly-owned domestic

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international sales corporation, Aehr Test Systems International.  The Company has no other subsidiaries or affiliated companies and does not otherwise directly or indirectly control, or have any investment in, any other business entity.

          3.3 CAPITALIZATION. The authorized capital stock of the Company consists of 10,000,000 shares of Capital Stock. 3,140,732 shares of Capital Stock were validly issued and outstanding as of the date hereof. The outstanding shares of Capital Stock are fully paid and nonassessable and were offered and sold in compliance with all applicable federal and state securities laws.

          Except as set forth below, no subscriptions, warrants, options or other rights to purchase or acquire any shares of any class of capital stock of the Company or securities convertible into or exchangeable for such capital stock are authorized or outstanding.


               No. of Shares                      Exercise Price
               -------------                      ---------------
                  30,000                               $0.40
                  20,000                               $0.50
                  50,000                               $1.80
                  10,000                               $2.00
                  42,500                               $4.00
                  59,500                               $6.00


          3.4 AUTHORIZATION. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by the Company does not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time, or both could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation, as amended, or the Bylaws of the Company, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage, lease or other agreement or instrument to which the Company, or any of its properties, is subject.

          3.5 SHARES. The Shares when issued pursuant to the terms of the Agreement will be validly issued, fully paid and nonassess-

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able, and will be free of any liens or encumbrances caused or created by the
Company; provided, however, that the Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in the Agreement or otherwise required at the time a transfer is proposed.

          3.6 LITIGATION. There is no action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company or any of its properties or assets which alone or in the aggregate might result in any material and adverse change in the property, assets or financial condition of the Company, nor, to the knowledge of the Company, is there any basis for any such action, proceeding or investigation. To the best knowledge of the Company, the Company is in compliance in all material respects with all laws and regulations applicable to it, its properties and its business as presently conducted or proposed to be conducted in the Financial Forecast.

          3.7 TITLE. The Company has good title to its properties and assets. Such properties and assets are not subject to any liens, mortgages, pledges, encumbrances or charges of any kind except liens under the Company's commercial line of credit with the Bank of America. All leases pursuant to which the Company leases real or personal property are in good standing and are valid and effective in accordance with their respective terms, and, to the Company's knowledge, there exists no default or other occurrence or condition which could result in a material default or termination of any thereof.

          3.8 TAX RETURNS. The Company has filed all federal, state and other tax returns which are required to be filed and has paid all taxes which have become due and payable. The Company has not been advised that any of its returns, federal, state, or other, have been or are being audited as of the date hereof. The Company will pay any stamp or issuance taxes required or levied in connection with the issuance of the Shares.

          3.9 INFRINGEMENTS. The Company to its knowledge is not infringing, and is not aware of any claimed infringement of, any third party's patent, trademark, trade secret, trade name or copyright and has not since its incorporation, received any notice of any claimed infringement.

         3.10 CONTRACTS, NONE BURDENSOME. The Company is not a party to any contract, agreement or instrument or to its knowledge subject to any judgment, order, writ, injunction, rule or regulation which, in opinion of the Company, either is unduly burdensome and substantially and adversely affects its business, operations or conditions (financial or other) or is presently antici-

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pated to be unduly burdensome and to substantially and adversely affect its business, operations or condition (financial or other).

         3.11 MATERIAL BREACH. The Company is not in violation or breach in any material respect of any of the terms, conditions or provisions of its Articles of Incorporation, as amended, its Bylaws, or any indenture, mortgage, deed of trust or other material agreement, instrument, court order, judgment or decree to which it is a party.

         3.12 CONFLICT OF INTEREST. The Company and its officers have no interest (other than as holders of securities of a publicly-traded company), either directly or indirectly, in any entity, including without limitation thereto any corporation, partnership, joint venture, proprietorship, firm, person, licensee, business or association (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that presently (i) provides any services, or designs, produces and/or sells any products or product lines, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Company is now engaged; (ii) is a supplier, customer, creditor or has an existing contractual relationship with any of the Company's managing employees; (iii) has any direct or indirect interest in any asset or property, real or personal, tangible or intangible, of the Company or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the Company's business.

         3.13 REPRESENTATIONS. This Agreement, the Financial Forecast, the Financial Statements, and any document, statement, certificate or schedule furnished or to be furnished by the Company pursuant hereto, or in connection with transactions contemplated hereby, do not or will not contain any untrue statement of a material fact or omit to state a fact necessary to make the statements or facts contained therein not misleading. There is, to the best of the Company's knowledge, no fact which materially adversely affects the business, prospects, conditions, affairs or operations of the Company or any of its properties or assets which has not been set forth in this Agreement, including the Exhibits hereto, the Financial Forecast or otherwise disclosed to me. To the best of the Company's knowledge, the Company has provided to me all information which the Company reasonably believes in necessary or appropriate to enable me to make an informed investment decision. The Company warrants the correct computation of the projections contained in the Financial Forecast but does not warrant the accuracy of the assumptions or guarantee that such projections will be achieved.

         3.14 INTANGIBLE PROPERTY. The Company, to its knowledge and that of its officers after due inquiry, has all right, title

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and interest in and to all intangible property and technology or is able to obtain on reasonable terms, all permits, licenses and other authority necessary to conduct its business as presently conducted and as proposed to be conducted in the Financial Forecast. To the best knowledge of the Company, the Company, its officers and employees have not improperly used and are not making improper use of any confidential information or trade secrets of others, including those of any former employer of an officer or employee. The Company has not sold or granted a license with respect to any technology necessary or useful in connection with its business as described in the Financial Forecast.

         3.15 INSURANCE. The Company has fire and casualty insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its properties which might be damaged or destroyed.

         3.16 USE OF PROCEEDS. It is the Company's present intention to use the proceeds obtained in this offering for the purchase of capital equipment, for working capital and for debt repayment.

         3.17 REGISTRATION RIGHTS. The Company has granted no registration rights to any holders of Capital Stock other than those granted pursuant to paragraph 5 of this Agreement.

         3.18 SECURITIES LAWS. The offer, sale and issuance of the Shares as provided in this Agreement are exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration or qualification) under the registration or qualification requirements of the California Corporate Securities Law of 1968, as amended.

     4. REPRESENTATIONS, WARRANTIES OF PURCHASERS AND RESTRICTIONS ON TRANSFER IMPOSED BY THE SECURITIES ACT OF 1933.

          4.1 REPRESENTATIONS AND WARRANTIES BY PURCHASER. Each Purchaser, for that Purchaser alone, represents and warrants to the Company with respect to the purchase of the Shares as follows:

               (a) This Agreement constitutes his valid and legally binding obligation, enforceable in accordance with its terms.

               (b) He is experienced in evaluating and investing in new, high technology companies such as the Company.

               (c) He is acquiring the Shares for investment for his own account and not with a view to, or for resale in connection with, any distribution thereof. He understands that the Shares to be purchased have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

               (d) He acknowledges that the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. He is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being made through a "broker's transaction" or in transactions made directly with a "market maker" (except as provided by Rule 144(k)), and the number of securities being sold during any three-month period not exceeding specified limitations (except as provided by Rule 144(k)).

               (e) He understands that no public market now exists for any of the securities issued by the Company and that it is unlikely that a public market will ever exist for the Shares.

               (f) He has had an opportunity to discuss the Company's business, management and financial affairs with its management and an opportunity to review the Company's facilities. He understands that such discussions, as well as to he written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

          4.2 LEGENDS. Each certificate representing the Shares shall be endorsed with the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

and if imposed by the California Department of Corporations, the following legend:

     IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMIS-

     SIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

The Company need not register a transfer of the Shares unless the conditions specified in the foregoing legends are satisfied. The Company may also instruct its transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legends are satisfied.

          4.3 REMOVAL OF LEGENDS AND TRANSFER RESTRICTIONS. The legend relating to the Act endorsed on a stock certificate pursuant to paragraph 4.2 of this Agreement and the stop transfer instructions with respect to the Shares represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available, or if such holder provides to the Company an opinion of counsel for such holder of the Shares reasonably satisfactory to the Company or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission (the "Commission") to the effect that a public sale, transfer or assignment of such Shares may be made without registration and without compliance with any restriction such as Rule
144. The California Commissioner of Corporations' legend (if required) will be removed if the Commissioner of Corporations of the State of California has consented to the removal of such legend.

     5. REGISTRATION RIGHTS.

          5.1 DEFINITIONS. As used in this paragraph 5, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Act.

               (b) "Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (c) "Transfer" shall mean any disposition of the Shares which would constitute a sale thereof within the meaning of the Act.

               (d) "Restricted Securities" shall mean the Shares or any common stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Shares, and the 20,000 shares of Capital Stock purchased by Mayfield III, a

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California limited partnership, pursuant to the Capital Stock Purchase Agreement of September 11, 1979, as subsequently converted into 100,000 shares of Capital Stock pursuant to a five-for-one stock split on April 21, 1982, provided the obligation hereunder shall have not terminated with respect thereto under paragraph 5.7 hereof.

          5.2 OTHER REGISTRATION RIGHTS. Without the written consent of the holders of fifty percent (50%) of the then outstanding Restricted Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to make a demand registration which could result in such registration statement being declared effective prior to the earlier of of either of the dates set forth in paragraph 5.3(a), or have other material terms more favorable than those contained in paragraph 5.3 or which would limit the effect of the proviso contained in the second sentence of paragraph 5.4.

          5.3  REQUESTED REGISTRATION.

               (a)  If at any time after the earlier of (i) March 1, 1989, or
(ii) one hundred twenty (120) days after the effective date of the first registration statement of a public offering of Capital Stock of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Commission Rule 145 transaction), the Company shall be requested by the holders of not less than 50% of the total number of shares of Restricted Securities, the Company shall promptly, and in any case within ten (10) days, give written notice of such proposed registration to all holders of Restricted Securities. Thereupon the Company shall as expeditiously as possible use its best efforts to effect the registration on Form S-1 (or on a form of general use then in effect under the Act) of the shares of Restricted Securities which the Company has been requested to register (i) in such request and (ii) in any response to such notice given to the Company within twenty (20) days after the Company's giving of such notice, in order to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition given in the request and in any such response.

          The Company shall be obligated to have only one (1) registration statement declared effective pursuant to this paragraph 5.3(a). The Company shall not be required to effect a registration statement under this paragraph 5.3(a) during the first one hundred twenty (120) days after the effective date of any registration statement filed by the Company under paragraph 5.3(b) or 5.4 hereof if the Company has complied with the provisions of paragraph 5.3(b) or 5.4.

         The Company may include in the registration under this paragraph
5.3(a) any other shares of Capital Stock (including issued and outstanding shares of Capital Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares will not, in the opinion of the managing underwriter(s), interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the shares of Restricted Securities sought to be registered by the holder or holders of Restricted Securities pursuant to this paragraph 5.3(a). If it is determined as provided above that there will be such interference, the other shares of Capital Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter(s) and, if the number of Restricted Securities to be included would itself be too large, the number of shares of the holder thereof to be included shall be determined pro rata based on the total number of Restricted Securities owned by each holder requesting to participate.

         (b) In addition to the registration rights granted in paragraph 5.3(a), if a registration may be effected by the Company on Form S-3 or a similar short-form registration statement, and the Company shall be requested by the holders of not less than thirty percent (30%) of the total number of shares of Restricted Securities, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 or a similar short-form registration statement of the shares of Restricted Securities which the Company has been requested to register in such request.

         The Company shall be obligated to have only one (1) registration statement declared effective pursuant to this paragraph 5.3(b), and the rights granted by this paragraph 5.3(b) may not be exercised during the first one hundred twenty (120) days after the effective date of any registration statement filed by the Company under paragraph 5.3(a) or 5.4 hereof if the Company has complied with the provisions of paragraph 5.3(a) or 5.4.

         5.4 "PIGGYBACK" REGISTRATIONS. If at any time the Company proposes to register any of its securities under the Act (except with respect to Registration Statements filed on Form S-8 or Form S-14 or such other similar form then in effect under the Act), it will each such time give written notice to all holders of Restricted Securities of its intention so to do and, upon the written request of the holders of any Restricted Securities in order to register such Restricted Securities, (which request shall be given within twenty (20) days after the Company's giving of such notice and which shall state the intended method of disposition of such Restricted Securities by the prospective sellers), the Company will use its best efforts to cause the Restricted Securities, as to which registration shall have been so requested, to be included in the shares of Capital Stock to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition (in accordance with the written request of the holders, as aforesaid) by the prospective seller or sellers of such Restricted Securities so registered. Notwithstanding any other provision of this paragraph 5.4, if the managing underwriter(s) determines that the marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter(s) may exclude some or all of the Restricted Securities from such registration and underwriting; provided, however, that if any holders of shares of the Company's Capital Stock other than the Restricted Securities (the "Other Shares") request the Company to include the Other Shares in the Registration Statement, such Other Shares shall be excluded from such registration and underwriting before any of the Restricted Securities are excluded. In the event that any registration pursuant to this paragraph 5.4 shall be, in whole or in part, a firm commitment underwritten offering of securities of the Company, any request by such holders pursuant to this paragraph 5.4 to register Restricted Securities must specify that such shares are to be included in the underwriting
(i) on the same terms and conditions as the shares of Capital Stock, if any, otherwise being sold through underwriters under such registration or (ii) on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances in the event that no shares of Capital Stock, other than Restricted Securities, are being sold through underwriters under such registration.

         5.5  REGISTRATION PROCEDURES AND EXPENSES.  If and whenever the
Company is required by the provisions of this paragraph 5 to use its best efforts to effect the registration of any of the Restricted Securities under the Act, each selling shareholder will furnish in writing such information as is reasonably requested by the Company for inclusion in the registration statement relating to such offering and such other information and documentation as the Company shall reasonably request, and the Company will, as expeditiously as possible:

              (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for such period as may be necessary to permit the successful marketing of such securities but not exceeding ninety (90) days for a firm commitment underwritten offering pursuant to paragraph 5.3(a) hereof; six (6) months for an offering pursuant to paragraph 5.3(b) hereof; or, with regard to an offering pursuant to paragraph 5.4 hereof, ninety (90) days or for that period asso-ciated with the offering which gave rise to rights under paragraph 5.4 hereof, whichever is longer.

              (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act; and to keep such registration statement effective for that period of time specified in paragraph 5.5(a).

              (c) Furnish to each selling shareholder such number of prospectuses and preliminary prospectuses in conformity with the requirements of the Act and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the Restricted Securities owned by such seller;

              (d) If the Company is required by the underwriter(s), if any, of the securities registered in a registration under this paragraph 5 to deliver an opinion of counsel to such underwriter(s) in connection with such registration, and if requested by any holder(s) of Restricted Securities participating in such registration, furnish such opinion to such holder(s) on the day of delivery to the underwriter(s), addressed to such underwriter(s) and to such holder(s), containing substantially the following provisions: (i) that the registration statement covering such registration of securities has become effective under the Act; (ii) that, to the best of the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act; (iii) that at the time the registration statement became effective, the registration statement and the related prospectus complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements and related schedules contained therein);
(iv) that while such counsel has not independently verified the accuracy or completeness of the information contained therein, such counsel has no reason to believe that the registration statement at the time it became effective or the prospectus contained any untrue statement of a material fact or omitted to state a materail fact required to be stated therein or necessary to make the statements therein not misleading; (v) that the descriptions in the registration statement and the prospectus, and any amendments or supplements thereto, of all legal and governmental matters and all contracts and other legal documents or instruments described therein are accurate and fairly present the information required to be stated therein concerning such matters, contracts, documents and instruments; and (vi) that such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described or filed as required. Such opinion shall be in such form as is customary for similar opinions delivered by such counsel so long as such form is acceptable to the underwriter(s).

              (e) If the Company is required by the underwriter(s), if any, of the securities registered in a registration under this paragraph 5 to deliver a letter from the independent certified public accountants of the Company to such underwriter(s) in connection with such registration, and if requested by any holder(s) of Restricted Securities participating in such registration, furnish such letter to such holder(s) on the day of delivery to the underwriter(s), addressed to such underwriter(s) and to such holder(s), providing substantially that such accountants are independent certified public accountants within the meaning of the Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement and the prospectus, any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Act, and such other matters as are customary in connection with public offerings.

              (f) Use its best efforts to register or qualify the Restricted Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each such selling stockholder shall reasonably request and do any and all other acts and things which may be necessary or desirable to enable such seller to consummate the public sale or other disposition in such jurisdiction of the Restricted Securities owned by such seller.

              All expenses incurred by the Company in complying with paragraphs 5.3, 5.4 and 5.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the fees and disbursements of counsel for the shareholders in the case of a registration pursuant to paragraph 5.3(a) only an the expense of any special audits incident to or required by any registrations (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) are herein called Registration Expenses; and all underwriting discounts and selling commissions applicable to the sales and all other fees and disbursements of counsel for the selling stockholders are herein called Selling Expenses. The Company will pay all Registration Expenses in connection with each registration pursuant to paragraphs 5.3 and 5.4, except as may be required to update any regis-tration statement kept effective for more than the period of time required by paragraph 5.5(a). All Selling Expenses in connection with each registration pursuant to paragraphs 5.3 and 5.4 shall be borne by the Company and the selling stockholders pro rata in proportion to the securities covered thereby being sold by them, except for the aforementioned fees and disbursements of counsel for the selling shareholders, which expense shall be borne solely by such shareholders.

              In the event holders of Restricted Securities propose to sell Restricted Securities in accordance with this paragraph 5 pursuant to an underwritten offering, the Company shall have the right to approve the managing underwriter(s) for such offering; PROVIDED, HOWEVER, that such approval shall not be unreasonably withheld.

         5.6 INDEMNIFICATION. In the event of a registration of any of the Restricted Securities under the Act pursuant to this paragraph 5, the Company will hold harmless the seller of such Restricted Securities and each underwriter of such Restricted Securities and each other person, if any, who controls such seller or underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Restricted Securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such seller and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof; and PROVIDED, FURTHER, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the seller or any person who controls such seller within the meaning of Section 15 of the Act, if the seller delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person, or (ii) any underwriter or any person who controls such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

         In the event of any registration of any of the Restricted Securities under the Act pursuant to this paragraph 5, each seller of such Restricted Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of Section 15 of the Act, against any and all such losses, claims, damages or liabilities referred to in the first paragraph of this paragraph 5.6, if the statement, alleged statement, omission or alleged omission in respect of which such loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, prospectus, amendment or supplement; PROVIDED, HOWEVER, that if any losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, such seller shall not have any such liability with respect thereto to (i) the Company, any person who controls the Company within the meaning of Section 15 of the Act, any officer of the Company who signed the registration statement or any director of the Company, if the Company delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any underwriter or any person controlling such underwriter within the meaning of
Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

         5.7 TERMINATION OF CONDITIONS AND OBLIGATIONS. The obligations and conditions precedent imposed by this paragraph 5 shall cease and terminate as to any of such Restricted Securities when (a) such securities shall have been effectively registered under the Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or sellers thereof set forth in the registration statement covering such securities and (b) at such time as an opinion of counsel with respect to free transferability shall have been rendered pursuant to paragraph 5.8. Whenever the conditions imposed by this paragraph 5 shall terminate as herein provided, the holder of any of the Restricted Securities bearing the first legend set forth in paragraph 4.2 as to which such conditions shall have terminated shall be entitled to receive from the Company, without expense, a new stock certificate not bearing such legend.

         5.8  NOTICE OF PROPOSED TRANSFERS.  The holder of any of the
Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this paragraph 5.8. Prior to any proposed transfer of any of the Restricted Securities (other than under circumstances described in paragraph 5.3 or 5.4 hereof or a transfer to any partner, retired partner or the estate thereof in the case of any partnership Purchaser), the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by an unqualified written opinion of counsel for the shareholder (which counsel shall be reasonably satisfactory to the Company) to the effect that (i) such proposed transfer does not create a situation which would require the registration of any of the Restricted Securities under the Act; and (ii) the proposed transfer may be effected without registration under the Act of the Restricted Securities to be transferred (as, for example, that such transfer may be made pursuant to and in compliance with the conditions of Rule 144 or Rule 237 under the Act (or any other similar rule in effect at the time)). The Company's acceptance of such an opinion as satisfactory shall not be unreasonably withheld. Such proposed transfer may be effected only if the Company shall have received such notice and opinion of counsel, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. The certificate issued upon the transfer of any such Restricted Securities as above provided (and the certificate evidencing any untransferred balance of such Restricted Securities) shall bear the first restric-tive legend set forth in paragraph 4.2 above, except that the certificate shall not bear such restrictive legend and, as provided in paragraph 5.7 hereof, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing such legend, if the opinion of counsel referred to above is to the further effect that such legend or legends are not required in order to establish compliance with any provisions of the Act.

    6.  MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

         6.2 SURVIVAL. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Shares.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.4 ENTIRE AGREEMENT. This the Purchasers Agreement embodies the entire understanding and agreement between and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

         6.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to the Purchasers, at the address set forth on the Schedule of Purchasers attached hereto as Exhibit A, or at such other address as the Purchasers have furnished the Company in writing, or (b) if to the Company, at the address of its principal office in the State of California, or at such other address as the Company shall have furnished to the Purchasers in writing.

         6.6 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT MAY NOT HAVE BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA. IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION REQUIREMENT, THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL. THE RIGHTS OF ALL PARTIES TO THIS AGREE-

MENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING APPLICABLE.

         6.7 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.8. WAIVERS AND AMENDMENTS. With the written consent of the record holders of more than 50% of the Shares then outstanding, the obligations of the Company and the rights of the holders of the Shares under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid percentage of Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record or beneficial holders of all of the Shares. Upon the effectuation of each such waiver, consent, agreement of amendment or modification the Company shall promptly give written notice thereof to the record holders of the Shares who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

         6.9 SEPARABILITY OF AGREEMENTS; SEVERABILITY OF THIS AGREEMENT. The Company's Agreement with each of the Purchasers is a separate agreement and the sale of the Shares to each of the Purchasers is a separate sale. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to the other Purchasers. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.10 INFORMATION CONFIDENTIAL. Each Purchaser acknowledges that the information received by it pursuant hereto is confidential and for its use only.

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    The foregoing is hereby executed as of the date first above written.

PURCHASERS                                  AEHR TEST SYSTEMS

RUTVEN ASSOCIATES I, L.P.
                                            By:  /s/ Rhea Posedel, President
                                               -------------------------------
                                                 Rhea Posedel, President

By:
   --------------------------------------
Title:
      -----------------------------------

RUTVEN ASSOCIATES II, L.P.

By:
   --------------------------------------
Title:
      -----------------------------------

MAYFIELD III

By:
   --------------------------------------
Title:
      -----------------------------------

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    The foregoing is hereby executed as of the date first above written.

PURCHASERS                                  AEHR TEST SYSTEMS

RUTVEN ASSOCIATES I, L.P.
                                            By:
                                               -------------------------------
                                                 Rhea Posedel, President

By:
   --------------------------------------
Title:
      -----------------------------------

RUTVEN ASSOCIATES II, L.P.

By:
   --------------------------------------
Title:
      -----------------------------------

MAYFIELD III

By: /s/ Illegible
   --------------------------------------
Title:  General Partner
      -----------------------------------

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    The foregoing is hereby executed as of the date first above written.

PURCHASERS                                  AEHR TEST SYSTEMS

RUTVEN ASSOCIATES I, L.P.                   By:
                                               -------------------------------
By:  L.F. Rothschild, Unterberg, Towbin,         Rhea Posedel, President
     General Partner

By /s/ Illegible
  ---------------------------------------
      Authorized Signatory


Rutven Associates II, L.P.

By:  L.F. Rothschild, Unterberg, Towbin,
     General Partner

By /s/ Illegible
  ---------------------------------------
      Authorized Signatory


MAYFIELD III

By:
   --------------------------------------
Title:
      -----------------------------------

                                SCHEDULE OF PURCHASERS


                                            Number
         Name                             of Shares        Purchase Price
         ----                             ---------        --------------

Rutven Associates I, L.P.                   8,824            $  75,004

Rutven Associates II, L.P.                  5,882            $  49,997

Mayfield III                               58,824            $ 500,004
                                                             ---------

                                               Total         $ 625,005












                                      EXHIBIT A